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                                   EXHIBIT 7
                    FORM OF APPLICATION FOR FUND B CONTRACTS
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          Request For Participation Under Group Annuity Contract          AUL(R)
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American United Life Insurance Company(R)
Type or Print
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Participants Name                                                      Male

                  Last              First            Middle            Female
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Beneficiary's Name                                 Relationship to Participant

                  Last              First            Middle
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Secondary Beneficiary (if any)               Participant's Date of Birth


                                              Mo.       Day         Year
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Participants Address (show zip code)        Participant's Social Security Number
                                                       --   --
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Contractholders Name and Address  Contract Number    Plan (check one)
                                   Group Number    TDA   __ IRA __ SEP__ DCP __
                                              Plan I __   Plan I __   Plan I __
                                             Plan II __  Plan II __  Plan II __
                                            Plan III __ Plan III __ Plan III __
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Servicing Agent's Name and Number                   First Year's Contributions

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                         ,19
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    Date of Application                     Signature of Participant

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Name and Residence Address (show zip code)     Occupation    Date of Employment
                                                                 --    --
                                                             Mo.   Day    Year


Payments For Participant

                              Employee Contributions     Employer Contributions

Total Payment per pay period       _________________      ____________________
Pay periods per contract year      _________________      ____________________
Pay period of first payment        _________________      ____________________

0% 25% 50% 75% 100% other __________%* of payment to be allocated to an equity fund to provide Variable Benefits (to fluctuate with investment experience), balance to provide Fixed-dollar Benefits.

* Percentage remains in effect until written notice of change received by AUL at its Home Office.
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  ___________________,19__                   ________________________________
  Date Signed                                Signature of Participant
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Servicing Agents Name and Number          Approval By Principal of Broker Dealer

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

                  (Complete if enrolling in Variable Annuity)
                           SUITABILITY QUESTIONNAIRE

Agents selling variable annuities are required to make the following inquiries relating to the financial condition and other retirement plans of participants under variable annuity contracts. Participants arc urged to supply such information but they are not required to do so. Those who do not wish to do so should check Item 9 and sign below.

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1. Family members or dependents:
    Name        Relation     Age        Name     Relation              Age

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2. Annual earned income from employer       3.  Other income (describe)

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4. Value of assets: Home           Car        Stocks        Savings

         Checking                  Other (describe)
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5. Amount of Life Insurance     6. Covered under Federal Social Security
                                        __ Yes   __ No
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7. Other  retirement  resources  (include  annuities--state  whether variable or fixed)

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8. Value of Liabilities (describe)

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9. __ I understand  the agent is required to make the above  inquiries to enable him to form an opinion as to the suitability of the variable annuity for my retirement program. However, I do not wish to divulge this information.

I certify that I have received a prospectus.

___________________________________________   __________________________________
Signature of Participant                      Licensed Registered Representative

P-8088M